INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                    SEMIANNUAL REPORT


                                                                    May 14, 1997

Dear Shareholder,

We are pleased to present the semiannual report for Investment Grade Municipal Income Fund Inc. for the six months ended March 31, 1997.


PERFORMANCE
--------------------------------------------------------------------------------

For the period, Investment Grade Municipal Income Fund recorded a total return of 2.4%, based on the Fund's common stock net asset value. The Fund's total return for the same time period based on its common stock market value was 4.7%. As of March 31, 1997, the Fund's net asset value per share was $16.05, and its share price on the New York Stock Exchange was $13.81.

     During the period, the Fund paid dividends from net investment income to common shareholders totalling $0.45 per share of common stock. Since July 1995, the Fund has paid a monthly dividend of $0.075 per share of common stock. Given the current interest rate environment, we anticipate that the monthly dividend will remain unchanged for the remainder of 1997.


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

Early in the period, the economy grew moderately, which kept long-term interest rates relatively stable and pushed bond prices higher. Only Federal Reserve Chairman Alan Greenspan's "irrational exuberance" speech late in 1996 put a damper on the bond market. In February and March, the economy began showing clear signs of strength, which pushed long-term interest rates higher and bond prices lower. Some of the most visible signs of an overheating economy included a marked increase in employment, wages and consumer spending. On March 25th, in a preemptive strike against inflation, the Federal Reserve raised the federal funds rate to 5.50%, from 5.25%. The fed funds rate is the rate banks charge each other for overnight loans.

     In late 1996, municipal bond prices rose strongly in tandem with Treasury securities due largely to the favorable economic environment. The continuing slowdown in the supply of new municipal issues also contributed to the attractiveness of these securities. When fewer bonds are on the market, demand outstrips supply, and buyers are willing to pay more for existing bonds. When interest rates edged higher, the municipal market outperformed the Treasury market. This is not uncommon, since municipal bonds tend to be less interest-rate sensitive than Treasurys due to their tax-exempt status.

SEMIANNUAL REPORT



[CHART]


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

The Fund enjoyed strong performance during this period due to price gains realized when premium callable bonds rolled down the yield curve to trade at a spread off of prerefunded bonds. The Fund's decision to maintain a longer effective duration than its benchmark when interest rates began to fall, a bullish stance, that also contributed favorably to performance. As interest rates began to rise in early 1997, we shortened our duration to bring it virtually back in line with our benchmark, a defensive measure. This decision helped to protect shareholder capital during a difficult period for bond prices.

     Relationships between sectors were little changed throughout the period. However, in April we sold three positions in the health care sector due to their deteriorating credit ratings: Illinois Health for Glen Oaks Medical Center, Hinsdale Hospital and Philadelphia Hospital-Chestnut Hill. The proceeds from the sale of these bonds were used to purchase Colorado transportation bonds.

     As of March 31, 1997, the Fund was fully invested in a well-diversified portfolio of long-term municipal securities with an average weighted maturity of
18.8 years.

     As of March 31, 1997, the largest percentages of the Fund's portfolio assets, were invested in securities of New York (14.0%), Texas (12.6%), Illinois (12.5%), Indiana (11.1%) and Massachusetts (7.5%). Three of the larger sector holdings were water revenue (17.9%), power revenue (16.9%), and general obligations (11.5%).


OUTLOOK
--------------------------------------------------------------------------------

Given the Federal Reserve's track record under Chairman Alan Greenspan, we are likely to witness one or perhaps two more rate increases during the next reporting period. Our opinion is not only widely held, but we firmly believe the bond market has already priced another Federal Reserve rate hike into the market. Thus, any signs of economic weakness in the coming weeks could ignite a bond market rally. While our near-term expectation is that interest rates will probably edge slightly higher due to the current strength of the U.S. economy, our longer-term outlook is favorable because real returns on bonds

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                   SEMIANNUAL REPORT


(current yield minus inflation) are currently at historically attractive levels. Thus, any significant rise in interest rates due to further stronger-than-expected economic news should present, in our opinion, an excellent long-term buying opportunity.


OUR STRATEGY.

     Given our economic forecast, we expect continued volatility in the bond markets near-term. We will attempt to take advantage of a flat yield curve by implementing a barbell approach--selling intermediate maturities and buying a combination of longer and shorter maturities. This will potentially enhance performance when the yield curve returns to its normal shape.

     Additionally, we see opportunities in select spots on the yield curve, specifically issues in the 15- to 20-year maturity range. We expect to continue to diversify across the yield curve and credit spectrum and will keep the fund diversified to enhance its potential to enhance returns and limit portfolio risk.

     As always, we will continue to monitor the supply and demand environment, state-by-state, searching for possible swap opportunities, and will monitor relative value relationships between municipal sectors. From an individual security and credit analysis standpoint, we will seek complex structures (e.g., call features and sinking funds), in our effort to find undervalued bonds and buying opportunities among issues with potential improvements in their underlying credits.


     Thank you for your investment in Investment Grade Municipal Income Fund Inc. We appreciate the opportunity to serve your investment needs and hope that you will contact us whenever you have any questions.

Sincerely,

/s/ Margo N. Alexander   /s/ Elbridge T. Gerry III   /s/ Cynthia Bow

MARGO N. ALEXANDER       ELBRIDGE T. GERRY III       CYNTHIA BOW
President,               Senior Vice President       Portfolio Manager
Mitchell Hutchins        Mitchell Hutchins           Investment Grade
Asset Management Inc.    Asset Management Inc.       Municipal Income Fund Inc.

                         Portfolio Manager,
                         Investment Grade
                         Municipal Income Fund Inc.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS                              MARCH 31, 1997 (UNAUDITED)

PRINCIPAL
 AMOUNT                                         MOODY'S          S&P              MATURITY            INTEREST
  (000)                                         RATING         RATING              DATES               RATES            VALUE
---------                                     -----------    -----------    --------------------   --------------   -------------
LONG-TERM MUNICIPAL BONDS--94.78%
ALASKA--2.90%
 $ 6,540     Valdez Marine Terminal
               British Petroleum Company
               Sohio Pipeline Project......       Aa2            AA               12/01/25             7.000%       $   7,141,680
                                                                                                                    -------------

CALIFORNIA--1.52%
   3,500     California Public Works Board
               California State University
               (Pre-refunded with U.S.
               Government Securities to
               09/01/00 @ 102).............        A              A               09/01/16             6.250            3,748,500
                                                                                                                    -------------

COLORADO--3.20%
   5,950     Arapahoe County Capital
               Improvement
               Trust Fund Highway
               Revenue.....................       Baa            BB               08/31/26             7.000            6,319,911
   1,500     Denver City & County
               Excise Tax Revenue Bonds
               (MBIA Insured)..............       Aaa            AAA              09/01/14             6.500            1,558,500
                                                                                                                    -------------
                                                                                                                        7,878,411
                                                                                                                    -------------

CONNECTICUT--3.92%
   9,360     Connecticut Housing Finance
               Authority...................       Aa             AA         05/15/14 to 11/15/23   6.200 to 6.750       9,648,955
                                                                                                                    -------------

GEORGIA--0.21%
     500     Municipal Electric Authority
               of Georgia..................        A              A               01/01/16             6.375              511,425
                                                                                                                    -------------

ILLINOIS--12.26%
   1,000     Illinois Educational
               Facilities Authority
               Northwestern University
               (Pre-refunded
               with U.S. Government
               Securities to 12/01/01 @
               102)........................        A             AA               12/01/21             6.900            1,102,810
   1,890     Illinois Toll & Highway
               Authority (FGIC Insured)....       Aaa            AAA              01/01/16             6.200            1,916,441
   7,380     Chicago Gas Supply Revenue
               People's Gas................       Aa3            AA-              03/01/15             6.875            7,880,069
   4,000     Chicago Water Works...........       A1             AA-              11/15/19             6.000            4,000,640
     250     Metropolitan Pier & Exposition
               Authority...................        A             A+               06/15/27             6.500              262,602
  11,350     Metropolitan Pier & Exposition
               Authority
               (Pre-refunded with U.S.
               Government Securities to
               06/15/03 @ 102).............       Aaa            AA               06/15/27             6.500           12,478,644
   2,650     University of Illinois........       Aa             AA-              04/01/22             5.750            2,554,812
                                                                                                                    -------------
                                                                                                                       30,196,018
                                                                                                                    -------------

INDIANA--10.91%
   1,430     Indiana Transportation
               Financing Authority.........       A2             BBB              11/01/16             6.250            1,468,067
   5,320     Indiana Transportation
               Financing Authority
               (Pre-refunded with U.S.
               Government Securities to
               11/01/02 @ 102).............       A2             BBB              11/01/16             6.250            5,750,760
   6,000     Indianapolis Gas Utility (FGIC
               Insured)....................       Aaa            AAA              06/01/23             6.200            6,099,840
   2,000     Indianapolis Local Public
               Improvement Bond Bank.......       Aa             AA-              07/01/10             6.000            2,058,720

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL
 AMOUNT                                         MOODY'S          S&P              MATURITY            INTEREST
  (000)                                         RATING         RATING              DATES               RATES            VALUE
---------                                     -----------    -----------    --------------------   --------------   -------------
LONG-TERM MUNICIPAL BONDS -- (CONTINUED)
INDIANA -- (CONCLUDED)
 $ 4,000     Marion County Hospital
               Authority
               Methodist Hospital of
               Indiana.....................       Aa3            AA-              09/01/13             6.500%       $   4,268,200
   5,725     Petersburg County Pollution
               Control
               Indianapolis Power & Light
               Company.....................       Aa2            AA-              12/01/24             6.625            6,123,517
   1,000     Purdue University.............       Aa2            AA-              07/01/15             6.700            1,088,500
                                                                                                                    -------------
                                                                                                                       26,857,604
                                                                                                                    -------------

KENTUCKY--3.31%
   7,750     Boone County Pollution Control
               Dayton Power & Light
               Company.....................       Aa3            AA-              11/15/22             6.500            8,157,185
                                                                                                                    -------------

MASSACHUSETTS--7.38%
   8,500     Massachusetts Bay
               Transportation Authority....       A1             A+               03/01/23             6.100            8,599,705
   6,000     Massachusetts Water Resources
               Authority
               (Pre-refunded with U.S.
               Government Securities to
               07/15/02 @ 102).............       Aaa            AAA              07/15/21             6.500            6,570,180
   2,750     Massachusetts Water Resources
               Authority
               (Pre-refunded with U.S.
               Government Securities to
               12/01/01 @ 102).............       Aaa            AAA              12/01/19             6.500            2,998,105
                                                                                                                    -------------
                                                                                                                       18,167,990
                                                                                                                    -------------

NEVADA--2.93%
   6,750     Clark County Pollution Control
               Nevada Power (FGIC
               Insured)....................       Aaa            AAA              06/01/19             6.600            7,212,847
                                                                                                                    -------------

NEW YORK--12.28%
   6,110     New York City General
               Obligation..................      Baa1           BBB+        02/01/16 to 08/01/17       7.000            6,456,373
      40     New York City General
               Obligation
               (Pre-refunded with U.S.
               Government Securities to
               08/01/02 @ 101 1/2).........       Aaa           BBB+              08/01/17             7.000               44,660
   6,000     New York State Local
               Government Assistance
               Corporation.................       A3              A               04/01/21             6.250            6,150,060
   5,350     New York State Local
               Government Assistance
               Corporation (Pre-refunded
               with U.S. Government
               Securities to 04/01/02 @
               102)........................       Aaa            AAA              04/01/21             6.750            5,905,865
   1,500     New York State Medical Care
               Facilities
               (FHA Insured)...............       Aa             AAA              02/15/31             6.600            1,571,955
  10,070     New York City Municipal Water
               Finance.....................       A2             A-         06/15/17 to 06/15/21   6.000 to 6.250      10,112,056
                                                                                                                    -------------
                                                                                                                       30,240,969
                                                                                                                    -------------

NORTH CAROLINA--2.14%
   2,700     North Carolina Eastern
               Municipal Power Agency......      Baa1            BBB              01/01/21             6.400            2,712,744

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL
 AMOUNT                                         MOODY'S          S&P              MATURITY            INTEREST
  (000)                                         RATING         RATING              DATES               RATES            VALUE
---------                                     -----------    -----------    --------------------   --------------   -------------
LONG-TERM MUNICIPAL BONDS -- (CONTINUED)
NORTH CAROLINA -- (CONCLUDED)
 $ 2,550     North Carolina Municipal Power
               Agency
               Catawba Electric Revenue....       A3             A-               01/01/17             6.250%       $   2,559,002
                                                                                                                    -------------
                                                                                                                        5,271,746
                                                                                                                    -------------

RHODE ISLAND--2.58%
   6,175     Rhode Island Housing
               Finance.....................       Aa2            AA+              04/01/27             6.500            6,344,319
                                                                                                                    -------------

SOUTH CAROLINA--4.95%
   5,035     South Carolina Public Service
               Authority
               Santee Cooper (Pre-refunded
               with U.S. Government
               Securities to 07/01/02 @
               102)........................       Aaa            AAA              07/01/31             6.625            5,538,702
   6,290     Richland County Pollution
               Control
               Union Camp Project Series
               C...........................       A1             A-               11/01/20             6.550            6,640,856
                                                                                                                    -------------
                                                                                                                       12,179,558
                                                                                                                    -------------

TEXAS--12.39%
   5,000     Texas Health Facilities
               Development Corporation--
               All Saints Episcopal
               Hospital (MBIA Insured).....       Aaa            AAA              08/15/22             6.250            5,137,150
   4,000     Coastal Bend Health Facilities
               Incarnate Word Health System
               (AMBAC Insured).............       Aaa            AAA              01/01/17             6.300            4,145,720
   4,750     Harris County Subordinated
               Lien Revenue................       Aa3            AA               08/01/14             6.750            5,123,350
     915     Harris County Toll Road
               Authority
               Senior Lien (AMBAC
               Insured)....................       Aaa            AAA              08/15/17             6.500              978,611
   1,000     Houston Water & Sewer
               System......................        A              A               12/01/14             6.375            1,045,140
   6,180     Houston Water & Sewer System
               (AMBAC Insured).............       Aaa            AAA              12/01/17             6.375            6,435,852
     395     Houston Water & Sewer System
               (Pre-refunded with U.S.
               Government Securities @ 102)
               (AMBAC Insured).............       Aaa            AAA              12/01/17             6.375              428,417
   6,750     Sabine River Authority
               Pollution Control
               (FGIC Insured)..............       Aaa            AAA              10/01/22             6.550            7,215,885
                                                                                                                    -------------
                                                                                                                       30,510,125
                                                                                                                    -------------

VIRGINIA--4.36%
   4,500     Virginia Beach Development
               Authority
               Sentara Bayside Hospital....       Aa2            AA               11/01/21             6.300            4,577,130
   5,815     Virginia Transportation Board
               Revenue
               Route 28 Project............       Aa             AA               04/01/18             6.500            6,162,970
                                                                                                                    -------------
                                                                                                                       10,740,100
                                                                                                                    -------------

WASHINGTON--4.76%
   4,500     Metropolitan Seattle Sewer
               (MBIA Insured)..............       Aaa            AAA              01/01/33             6.300            4,593,060
   6,625     Metropolitan Seattle Sewer
               (Pre-refunded with U.S.
               Government Securities to
               01/01/00 @ 102).............       Aaa            AA-              01/01/31             6.875            7,133,601
                                                                                                                    -------------
                                                                                                                       11,726,661
                                                                                                                    -------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL
 AMOUNT                                         MOODY'S          S&P              MATURITY            INTEREST
  (000)                                         RATING         RATING              DATES               RATES            VALUE
---------                                     -----------    -----------    --------------------   --------------   -------------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)
WISCONSIN--2.78%
 $ 6,750     Wisconsin Health and
               Educational Facilities
               Authority--Sisters of
               Sorrowful Mother Health Care
               System (MBIA-Insured).......       Aaa            AAA              06/01/20             6.250%       $   6,854,287
                                                                                                                    -------------
Total Long-Term Municipal Bonds
 (cost--$221,276,425)......................                                                                           233,388,380
                                                                                                                    -------------
SHORT-TERM MUNICIPAL NOTES--3.62%
ARIZONA--0.89%
 $   500     Phoenix General Obligation
               Bonds.......................      VMIG1           A1+              04/01/97             3.850*             500,000
   1,700     Pinal County Pollution Control
               Revenue.....................       P1             A1+              04/01/97             3.850*           1,700,000
                                                                                                                    -------------
                                                                                                                        2,200,000
                                                                                                                    -------------
CALIFORNIA--0.04%
     100     California Pollution Control
               Financing
               Authority (Southern
               California Edison)..........      VMIG1           A1+              04/01/97             3.550*             100,000
                                                                                                                    -------------

FLORIDA--0.33%
     800     Hillsborough County Pollution
               Control.....................      VMIG1           A1+              04/01/97             4.000*             800,000
                                                                                                                    -------------

NEW YORK--1.63%
   1,600     New York City.................      VMIG1           A1+              04/01/97            3.700 to          1,600,000
                                                                                                       4.000*
     600     New York City Series B (AMBAC
               Insured)....................      VMIG1           A1+              04/01/97             4.000*             600,000
   1,300     New York City Series B (MBIA
               Insured)....................      VMIG1           A1+              04/01/97            3.800 to          1,300,000
                                                                                                       4.000*
     200     New York State Dormitory
               Authority
               (Cornell University)........      VMIG1           A1+              04/01/97             3.750*             200,000
     300     Port Authority of New York and
               New Jersey..................      VMIG1           A1+              04/01/97            3.750 to            300,000
                                                                                                       4.000*
                                                                                                                    -------------
                                                                                                                        4,000,000
                                                                                                                    -------------
WYOMING--0.73%
   1,800     Lincoln County Pollution
               Control Revenue (Exxon
               Project)....................       P1             A1+              04/01/97             3.900*           1,800,000
                                                                                                                    -------------
Total Short-Term Municipal Notes
 (cost--$8,900,000)........................                                                                             8,900,000
                                                                                                                    -------------
Total Investments
 (cost--$230,176,425)--98.40%..............                                                                           242,288,380
Other assets in excess of
liabilities--1.60%.........................                                                                             3,948,571
                                                                                                                    -------------
Net Assets --100.00%.......................                                                                         $ 246,236,951
                                                                                                                    -------------
                                                                                                                    -------------

----------------------------------

*Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 1997.

AMBAC--American Municipal Bond Assurance Corporation

FGIC--Financial Guaranty Insurance Company

FHA--Federal Housing Authority

MBIA--Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                   MARCH 31, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost--$230,176,425)............................................  $242,288,380
Cash................................................................................................        97,362
Interest receivable.................................................................................     4,214,407
Deferred organizational expenses....................................................................        21,135
Other assets........................................................................................         4,756
                                                                                                      ------------
  Total assets......................................................................................   246,626,040
                                                                                                      ------------

LIABILITIES:
Dividends payable to preferred shareholders.........................................................       149,458
Payable to investment adviser and administrator.....................................................       137,245
Accrued expenses and other liabilities..............................................................       102,386
                                                                                                      ------------
  Total liabilities.................................................................................       389,089
                                                                                                      ------------
NET ASSETS:
Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and
  outstanding; $0.001 par value; $50,000 liquidation value..........................................    80,000,000
                                                                                                      ------------
Common Stock--$0.001 par value; total authorized shares--199,998,400; 10,356,667 shares issued and
  outstanding.......................................................................................   153,674,140
Undistributed net investment income.................................................................       794,734
Accumulated net realized losses from investment transactions........................................      (343,878)
Net unrealized appreciation of investments..........................................................    12,111,955
                                                                                                      ------------
  Net assets applicable to common shareholders......................................................   166,236,951
                                                                                                      ------------
  Total net assets..................................................................................  $246,236,951
                                                                                                      ------------
                                                                                                      ------------
  Net asset value per common share ($166,236,951 applicable to 10,356,667 common shares                     $16.05
  outstanding)......................................................................................  ------------
                                                                                                      ------------

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF OPERATIONS

                                                                                                      FOR THE SIX MONTHS
                                                                                                             ENDED
                                                                                                        MARCH 31, 1997
                                                                                                          (UNAUDITED)
                                                                                                      -------------------
INVESTMENT INCOME:
  Interest..........................................................................................  $     7,376,798
                                                                                                           ----------

EXPENSES:
  Investment advisory and administration............................................................        1,116,352
  Auction Preferred Shares expenses.................................................................          147,484
  Custody and accounting............................................................................           75,834
  Legal and audit...................................................................................           55,921
  Reports and notices to shareholders...............................................................           53,384
  Amortization of organizational expenses...........................................................           21,135
  Transfer agency and service fees..................................................................           17,328
  Directors' fees...................................................................................            6,125
  Other expenses....................................................................................           14,439
                                                                                                           ----------
                                                                                                            1,508,002
Less: Fee waivers from adviser......................................................................         (311,797)
                                                                                                           ----------
Net expenses........................................................................................        1,196,205
                                                                                                           ----------
NET INVESTMENT INCOME...............................................................................        6,180,593
                                                                                                           ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
  Net realized gains from investment transactions...................................................          106,492
  Net change in unrealized appreciation/depreciation of investments.................................         (826,330)
                                                                                                           ----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES.........................................         (719,838)
                                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................  $     5,460,755
                                                                                                           ----------
                                                                                                           ----------

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX MONTHS
                                                                    ENDED              FOR THE YEAR
                                                                MARCH 31, 1997            ENDED
                                                                 (UNAUDITED)        SEPTEMBER 30, 1996
                                                              ------------------   --------------------
FROM OPERATIONS:
  Net investment income.....................................     $  6,180,593         $   12,582,599
  Net realized gains from investment transactions...........          106,492             --
  Net change in unrealized appreciation/depreciation of
  investments...............................................         (826,330)             3,503,278
                                                              ------------------   --------------------
  Net increase in net assets resulting from operations......        5,460,755             16,085,877
                                                              ------------------   --------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income--common stockholders................       (4,660,500)            (9,321,000)
  Net investment income--preferred stockholders.............       (1,367,120)            (2,866,596)
                                                              ------------------   --------------------
    Total dividends to stockholders.........................       (6,027,620)           (12,187,596)
                                                              ------------------   --------------------
  Net increase (decrease) in net assets.....................         (566,865)             3,898,281

NET ASSETS:
  Beginning of period.......................................      246,803,816            242,905,535
                                                              ------------------   --------------------
  End of period (including undistributed net investment
    income of $794,734 and $641,761, respectively)..........     $246,236,951         $  246,803,816
                                                              ------------------   --------------------
                                                              ------------------   --------------------

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CASH FLOWS

                                                                                            FOR THE SIX MONTHS
                                                                                                   ENDED
                                                                                              MARCH 31, 1997
                                                                                                (UNAUDITED)
                                                                                            -------------------
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Interest received.......................................................................  $     7,521,054
  Expenses paid (net of fee waivers)......................................................       (1,153,885)
  Purchase of short-term portfolio investments, net.......................................       (1,500,000)
  Purchase of long-term portfolio investments.............................................       (6,574,809)
  Sale of long-term portfolio investments.................................................        7,737,428
                                                                                            -------------------
  Net cash provided by operating activities...............................................        6,029,788
                                                                                            -------------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Dividends paid from net investment income to common stockholders........................       (4,660,500)
  Dividends paid from net investment income to preferred stockholders.....................       (1,343,984)
                                                                                            -------------------
  Net cash used for financing activities..................................................       (6,004,484)
                                                                                            -------------------
Net increase in cash......................................................................           25,304
Cash at beginning of period...............................................................           72,058
                                                                                            -------------------
Cash at end of period.....................................................................  $        97,362
                                                                                            -------------------
                                                                                            -------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations....................................  $     5,460,755
                                                                                            -------------------
  Decrease in investments, at value.......................................................          368,401
  Decrease in interest receivable.........................................................          158,312
  Amortization of deferred organizational expenses........................................           21,135
  Increase in other assets................................................................           (4,756)
  Increase in payable to investment adviser and administrator.............................            6,960
  Increase in accrued expenses and other liabilities......................................           18,981
                                                                                            -------------------
    Total adjustments.....................................................................          569,033
                                                                                            -------------------
  Net cash provided by operating activities...............................................  $     6,029,788
                                                                                            -------------------
                                                                                            -------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated, investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

  DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly cash dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

CONCENTRATION OF RISK

  The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the six months ended March 31, 1997, Mitchell Hutchins voluntarily waived $311,797 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at March 31, 1997, was substantially the same as the cost of securities for financial statement purposes.

  At March 31, 1997, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of value over cost)............  $  12,366,042
Gross depreciation (from investments having an excess of cost over value)............       (254,087)
                                                                                       -------------
Net unrealized appreciation of investments...........................................  $  12,111,955
                                                                                       -------------
                                                                                       -------------

  For the six months ended March 31, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities were $6,574,809 and $7,737,428, respectively.

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

  At September 30, 1996, the Fund had a net capital loss carryforward of $450,370 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

  COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 7,320 shares are owned by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

  AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

  Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 3.310% to 3.624% for the six months ended March 31, 1997.

  The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

  The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                 FOR THE                                        NOVEMBER 6,
                                                                SIX MONTHS          FOR THE YEARS ENDED            1992+
                                                                  ENDED                SEPTEMBER 30,              THROUGH
                                                              MARCH 31, 1997  -------------------------------  SEPTEMBER 30,
                                                               (UNAUDITED)      1996       1995       1994         1993
                                                              --------------  ---------  ---------  ---------  -------------
Net asset value, beginning of period........................    $    16.11    $   15.73  $   14.72  $   17.04    $   15.00
                                                              --------------  ---------  ---------  ---------  -------------
Net investment income.......................................          0.60         1.21       1.18       1.17         0.94
Net realized and unrealized gains (losses) from
  investments...............................................         (0.08)        0.35       1.03      (2.28)        2.13
                                                              --------------  ---------  ---------  ---------  -------------
Net increase (decrease) from investment operations..........          0.52         1.56       2.21      (1.11)        3.07
                                                              --------------  ---------  ---------  ---------  -------------
Dividends from net investment income to:
  Common stockholders.......................................         (0.45)       (0.90)     (0.90)     (0.98)       (0.73)
  Common share equivalent of dividends paid to preferred
   stockholders.............................................         (0.13)       (0.28)     (0.30)     (0.21)       (0.14)
Distributions from net realized gains from investment
  transactions..............................................        --           --         --          (0.02)      --
                                                              --------------  ---------  ---------  ---------  -------------
Total dividends and distributions to stockholders...........         (0.58)       (1.18)     (1.20)     (1.21)       (0.87)
                                                              --------------  ---------  ---------  ---------  -------------
Underwriting and offering costs incurred with the preferred
  stock offering charged to common stock....................        --           --         --         --            (0.16)
                                                              --------------  ---------  ---------  ---------  -------------
Net asset value, end of period..............................    $    16.05    $   16.11  $   15.73  $   14.72    $   17.04
                                                              --------------  ---------  ---------  ---------  -------------
                                                              --------------  ---------  ---------  ---------  -------------
Per share market value, end of period.......................    $    13.81    $   13.63  $   13.00  $   12.38    $   15.63
                                                              --------------  ---------  ---------  ---------  -------------
                                                              --------------  ---------  ---------  ---------  -------------
Total investment return(1)..................................          4.74%       12.03%     12.63%    (15.21)%         9.10%
                                                              --------------  ---------  ---------  ---------  -------------
                                                              --------------  ---------  ---------  ---------  -------------
Ratios to average net assets attributable to common shares:
  Total expenses, net of waivers from adviser...............          1.42%*       1.34%      1.69%      1.70%         1.55%*
  Total expenses, before waivers from adviser...............          1.79%*       1.71%      1.82%      1.70%         1.55%*
  Net investment income before preferred stock dividends....          7.34%*       7.61%      7.87%      7.32%         6.55%*
  Preferred stock dividends.................................          1.62%*       1.73%      2.02%      1.33%         0.95%*
  Net investment income available to common stockholders....          5.72%*       5.88%      5.85%      5.99%         5.60%*
Supplemental data:
  Net assets, end of period (000's).........................  $    246,237    $ 246,804  $ 242,906  $ 232,406  $    256,466
  Portfolio turnover rate...................................             3%           0%         7%         0%            6%
  Asset coverage per share of preferred stock, end of
   period...................................................  $    153,898    $ 154,252  $ 151,816  $ 145,254  $    160,291

----------------------------------
 + Commencement of operations

 * Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

              GENERAL INFORMATION

              THE FUND

               Investment Grade Municipal Income Fund Inc. (the "Fund") is a
             diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $43 billion in assets under management as of April 30, 1997.

              SHAREHOLDER INFORMATION

               The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

              DISTRIBUTION POLICY

               The Fund's Board of Directors has established a Dividend
             Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with the Plan.

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
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

--------------------------------------------------------------------------------
DIRECTORS

E. Garrett Bewkes, Jr.                  Mary C. Farrell
CHAIRMAN                                Meyer Feldberg
Margo N. Alexander                      George W. Gowen
Richard Q. Armstrong                    Frederic V. Malek
Richard R. Burt                         Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander                      Julian F. Sluyters
PRESIDENT                               VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld                   Elbridge T. Gerry III
VICE PRESIDENT                          VICE PRESIDENT
Dianne E. O'Donnell                     Cynthia Bow
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019





THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                              MARCH 31, 1997



                              SEMIANNUAL REPORT



                              -----------------
                              INVESTMENT
                              GRADE MUNICIPAL
                              INCOME FUND
                              INC.






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